CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statements of Additional Information constituting part of this Pre-Effective Amendment No. 2 to the Registration Statement No. 333-05593 on Form N-4 (the "Registration Statement") of our report dated February 7, 1996, relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States, and to the incorporation by reference of our report into each Prospectus which constitute part of this Registration Statement. We also consent to the references to us under the headings "Custodian and Independent Accountants" in each Statement of Additional Information and to the references to us under the headings "Independent Accountants" in each Prospectus.


                                        /s/ Price Waterhouse LLP
                                            ---------------------
                                            Price Waterhouse LLP
                                            New York, New York
                                            October 9, 1996